                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 28, 2006

                      GE Dealer Floorplan Master Note Trust
                                CDF Funding, Inc.
                              CDF Financing, L.L.C.
             Distribution Financial Services Floorplan Master Trust
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

 333-115582 / 333-115582-02 /                88-0355652 (CDF Financing, L.L.C.)
333-115582-03 / 333-115582-04                  20-1060484 (CDF Funding, Inc.)
   (Commission File Number)                 (I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois                       60192
     (Address of Principal Executive Offices)                         (Zip Code)

                                 (847) 747-6800
              (Registrant's Telephone Number, Including Area Code)

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Various of the registrants entered into the following amendments to material definitive agreements:

          1. Amendment No. 2 to Series 2004-NTC Supplement dated as of April 28, 2006 (the "Amendment"), among CDF Financing, L.L.C., a Delaware limited liability company, as transferor, GE Commercial Distribution Finance Corporation, a Delaware corporation, as servicer, and Wilmington Trust Company, as trustee.

          2. Supplement No. 2 to Master Indenture dated as of April 28, 2006 (the "Supplement"), between GE Dealer Floorplan Master Note Trust, a Delaware statutory trust, as issuer, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

     The Amendment amends Section 4.8 of the Series 2004-NTC supplement dated as of August 12, 2004. The Amendment provides, among other things, that all amounts in the Distribution Account shall be immediately due and payable to the Series 2004-NTC Certificateholder and that the Invested Amount shall be zero.

     The Supplement amends Section 3.7 of the Master Indenture dated as of August 12, 2004. The Supplement provides, among other things, that nothing in the indenture shall prohibit execution and delivery of, and the effect of, the Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibit 4.1   Amendment No. 2 to Series 2004-NTC Supplement dated as
                        of April 28, 2006, among CDF Financing, L.L.C., GE
                        Commercial Distribution Finance Corporation and
                        Wilmington Trust Company.

          Exhibit 4.2   Supplement No. 2 to Master Indenture dated as of April
                        28, 2006, between GE Dealer Floorplan Master Note Trust and Wilmington Trust Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CDF FUNDING, INC.,
                                        (Co-Registrant)


Dated: May 3, 2006                      By: /s/ John E. Peak
                                            ------------------------------------
                                        Name: John E. Peak
                                        Title: Vice President


                                        GE DEALER FLOORPLAN MASTER NOTE TRUST
                                        (Co-Registrant)

                                        By: CDF FUNDING, INC.


Dated: May 3, 2006                      By: /s/ John E. Peak
                                            ------------------------------------
                                        Name: John E. Peak
                                        Title: Vice President


                                        CDF FINANCING, L.L.C.,
                                        (Co-Registrant)


Dated: May 3, 2006                      By: /s/ John E. Peak
                                            ------------------------------------
                                        Name: John E. Peak
                                        Title: Manager


                                        DISTRIBUTION FINANCIAL SERVICES
                                        FLOORPLAN MASTER TRUST
                                        (Co-Registrant)

                                        By: CDF FINANCING, L.L.C.


Dated: May 3, 2006                      By: /s/ John E. Peak
                                            ------------------------------------
                                        Name: John E. Peak
                                        Title: Manager

                                                                        Form 8-K